Exhibit 10.5

CLIFFORD                                          LIMITED LIABILITY PARTNERSHIP
CHANCE

                             ARRAN FUNDING LIMITED
                                   as Issuer

                                      and

               THE ROYAL BANK OF SCOTLAND INTERNATIONAL LIMITED
                                as Account Bank

                                      and

                      THE BANK OF NEW YORK, LONDON BRANCH
                                as Note Trustee

               -------------------------------------------------

                              ISSUER DISTRIBUTION
                            ACCOUNT BANK AGREEMENT

               -------------------------------------------------

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                                   CONTENTS

CLAUSE                                                                     PAGE

1.     Interpretation.........................................................1

2.     The Account............................................................3

3.     Mandate................................................................3

4.     Acknowledgement By The Royal Bank Of Scotland International Limited....4

5.     Indemnity..............................................................5

6.     Termination And Resignation............................................5

7.     Change Of Note Trustee Or Account Bank.................................7

8.     Costs..................................................................7

SCHEDULE 1   BANK MANDATE (ARRAN FUNDING LIMITED - ISSUER DISTRIBUTION ACCOUNT)
             .................................................................8

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THIS AGREEMENT is made on [*]

BETWEEN:

(1) ARRAN FUNDING LIMITED whose registered office is at 22 Grenville Street, St. Helier, Jersey JE4 8PX (the "ISSUER");

(2) THE ROYAL BANK OF SCOTLAND INTERNATIONAL LIMITED whose registered office is at Royal Bank House, 71 Bath Street, St. Helier, Jersey JE4 8PJ (the "ACCOUNT BANK"); and

(3) THE BANK OF NEW YORK a New York banking corporation acting through its London branch located at One Canada Square, London E14 5AL (the "NOTE TRUSTEE", which expression shall include its successors as Note Trustee pursuant to the Arran Funding Note Trust Deed).

IT IS HEREBY AGREED AS FOLLOWS:

1.     INTERPRETATION

1.1    DEFINITIONS

       Unless otherwise defined in this Agreement or the context requires otherwise, words and expressions used in this Agreement have the meanings and constructions ascribed to them in the Master Definitions Schedule set out in Schedule 1 (Master Definitions Schedule) of the Arran Funding Master Framework Agreement which is dated on or about the date of this Agreement and signed for the purpose of identification by, amongst others, each of the parties to this Agreement.

1.2    INCORPORATION OF COMMON TERMS

       The Common Terms apply to this Agreement and shall be binding on the parties to this Agreement as if set out in full in this Agreement.

1.3    CONFLICT WITH COMMON TERMS

       If there is any conflict between the provisions of the Common Terms and the provisions of this Agreement, the provisions of this Agreement shall prevail.

1.4    ADDITIONAL DEFINITIONS

       "DELEGATE" means a person outside the United Kingdom who is not resident in the United Kingdom for United Kingdom tax purposes (including, but not limited to, the Jersey Bank Account Operator or any of its Authorised Signatories) appointed by the Issuer and notified in writing by the Issuer to the Account Bank and the Note Trustee (who shall not be liable for the selection or appointment of such person), and who agrees to be bound by the Relevant Documents and is authorised to give revocable instructions to the Account Bank with respect to crediting to or debiting of monies from that account PROVIDED THAT after the occurrence of an Event of Default, the Issuer shall be entitled to appoint the Note Trustee even if it is resident in the United Kingdom for tax purposes;

       "ELECTRONIC MEANS" means in respect of transfers of sterling amounts, by way of CHAPS or such other system(s) as may replace it and in respect of transfers of dollar amounts, by

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       way of SWIFT or such other system(s) as may replace it, or any other electronic messaging or transfer system as may be agreed between the parties hereto;

       "ISSUER DISTRIBUTION ACCOUNT" means, with respect to each Series, (together with any redesignation or sub-account thereof or any replacement therefor with any bank which is a Qualifying Institution), each account designated the "Arran Funding Limited - Issuer Distribution Account" and designated with reference to the number of such Series;

       "LEDGER" means in respect of the Series, any of the ledgers regarding amounts debited from and credited to the Issuer Distribution Account of the Series and any sub-ledgers and further sub-ledgers thereof relating to any Class or Sub-Class; and

       "THE SERIES" means the Series 2005-A.

1.5    OBLIGOR/OBLIGEE

       1.5.1 Paragraph 1 (Further Assurance) of the Common Terms applies to this Agreement as if set out in full in this Agreement and as if the Issuer and the Account Bank were the Obligor and the Note Trustee were the Obligee for the purposes of such Paragraph.

       1.5.2   Limited recourse and non-petition

               The provisions of Paragraph 8 (Limited Recourse and Non-Petition) of the Common Terms apply to this Agreement as if set out in full in this Agreement.

1.6    GOVERNING LAW AND JURISDICTION

       This Agreement and all matters arising from or connected with it shall be governed by English law in accordance with Paragraph 26 (Governing
       Law) of the Common Terms. Paragraph 27 (Jurisdiction) of the Common Terms applies to this Agreement as if set out in full in this Agreement.

1.7    REPRESENTATIONS AND WARRANTIES

       The Issuer gives certain representations and warranties to the Note Trustee on the terms set out in Schedule 4 (Issuer's Representations and Warranties) of the Arran Funding Master Framework Agreement.

1.8    COVENANTS

       The Issuer covenants with the Note Trustee on the terms set out in
       Schedule 5 (Issuer Covenants) of the Arran Funding Master Framework Agreement.

1.9    The headings in this Agreement shall not affect its interpretation.

1.10 Words denoting the singular number only shall include the plural number also and vice versa; words denoting one gender only shall include the other genders and words denoting persons only shall include firms and corporations and vice versa.

1.11 References to this or any other agreement or document include any amendment or supplement thereto or variation thereof for the time being having effect.

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1.12   The parties hereto acknowledge that references to the Arran Funding Note
       Trust Deed in this Agreement are for definition purposes only and that (other than as expressly provided herein) the Account Bank, in its capacity as the account operating bank under this Agreement, shall not be deemed to have notice of its terms.

2.     THE ACCOUNT

2.1 Prior to the occurrence of an Event of Default and subject to Clause 4.2, the Account Bank shall comply with any direction of the Issuer or its Delegate with respect the Issuer Distribution Account provided that such direction shall:

       (a)     be in writing; and

       (b)     comply with the Mandate.

       Notwithstanding the provisions of this Clause 2.1 amounts shall only be withdrawn from the Issuer Distribution Account to the extent that such withdrawal does not cause the relevant account to become overdrawn and furthermore credits shall only be made to an account when the Account Bank shall have received cleared funds.

2.2 The Account Bank agrees that if directed pursuant to Clause 2.1 to make any payment, and provided such direction is given by the Issuer, its Delegate or the Note Trustee prior to 3.30 p.m. it will transfer such amounts prior to close of business on the Business Day on which such direction is received and for value that day provided that if any direction is received by the Account Bank later than 3.30 p.m. (London time) on any Business Day the Account Bank shall make such payment as soon as practicable the commencement of business on the following Business Day for value that day.

2.3 The charges of the Account Bank (if any) for the operation of the Issuer Distribution Account shall not be debited the Issuer Distribution Account but shall be payable by the Issuer within 30 days or less of receipt of a written invoice and charged by the Account Bank to the Issuer on the same basis and at the same rates as are generally applicable to its business customers and the Account Bank hereby acknowledges that it will have no recourse by way of set-off or otherwise against any funds standing to the credit the Issuer Distribution Account or against any party hereto other than the Issuer in respect of the said charges.

3.     MANDATE

       The Issuer has agreed to deliver the Mandate to the Account Bank (with a copy to the Note Trustee) and the Account Bank hereby confirms to the Issuer and the Note Trustee:

       (a)     receipt by it of the Mandate from the Issuer; and

       (b) that the Mandate is operative and supercedes any previous mandates or arrangements relating to the Issuer Distribution Account.

4.     ACKNOWLEDGEMENT BY THE ROYAL BANK OF SCOTLAND INTERNATIONAL LIMITED

4.1 Notwithstanding anything to the contrary in the Mandate, the Account Bank hereby:

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       (a)     acknowledges that pursuant to the Arran Funding Note Trust Deed and the Series 2005-A Arran Funding Note Trust Deed Supplement the Issuer intends to assign, with respect to the Series, its rights, title and interest in the within the Issuer Distribution Account to the Note Trustee by way of security; and

       (b) subject to execution by the Issuer of the Arran Funding Note Trust Deed and the Series 2005-A Arran Funding Note Trust Deed Supplement (such execution to be notified by the Issuer to the Account Bank), waives any right it has or may hereafter acquire to combine, consolidate or merge the Issuer Distribution Account with any other account of the Issuer or any other person or any liabilities of the Issuer or any other person to the Account Bank and agrees that it may not set off, transfer, combine or withhold payment of any sum standing to the credit of the Issuer Distribution Account in or towards or conditionally upon satisfaction of any liabilities to it of the Issuer or any other person.

4.2 Notwithstanding anything to the contrary in the Mandate or the Jersey Bank Account Operating Agreement, the Account Bank hereby agrees (with the consent of the Issuer):

       (a) to comply with any direction of the Note Trustee expressed to be given by the Note Trustee pursuant to the Arran Funding Note Trust Deed and Series 2005-A Arran Funding Note Trust Deed Supplement in respect of the operation of the Issuer Distribution Account and the Account Bank shall be entitled to rely on any such direction purporting to have been given on behalf of the Note Trustee without enquiry; and

       (b) after the occurrence of an Event of Default in relation to the Series that all right, authority and power of the Issuer and the Delegate in respect of the operation of the Issuer Distribution Account shall be deemed to be terminated and of no further effect and the Account Bank and the Issuer agree that the Account Bank shall, upon receipt of such notice (to be given in writing) from the Note Trustee, comply with the directions of the Note Trustee or any receiver appointed under the Arran Funding Note Trust Deed in relation to the operation of the Issuer Distribution Account.

4.3 Until the Account Bank shall have been notified in writing by the Note Trustee that none of the Notes are outstanding, the Account Bank shall provide the Issuer and the relevant Delegate with a monthly statement in respect of the Issuer Distribution Account or upon request from time to time, and in the latter case such statement shall be provided as soon as reasonably practicable after receipt of a request for a statement.

5.     INDEMNITY

5.1 Unless otherwise directed by the Note Trustee pursuant to Clause 4.2, the Account Bank in making payment from the Issuer Distribution Account, in accordance with this Agreement, shall be entitled to act as directed by the Issuer or its Delegate pursuant to Clause 2.1 and to rely as to the amount of any such transfer or payment on the instruction of the Issuer or its Delegate in accordance with the Mandate and the Account Bank shall have no liability for any loss, injury or consequence suffered or incurred by the Issuer for

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       any action taken as a consequence of relying on any such instruction except in the case of the Account Bank's wilful default, gross negligence or breach of this Agreement.

5.2 The Issuer shall indemnify the Account Bank against any loss, cost, damage, charge or expense incurred by the Account Bank in complying with any direction of the Issuer, the Delegate or the Note Trustee as the case may be, delivered pursuant to and in accordance with this Agreement, save that this indemnity shall not extend to:

       (a) the charges of the Account Bank (if any) for the operation of the Issuer Distribution Account; and

       (b) any loss, cost, damage, charge or expense arising from any breach by the Account Bank of its obligations under this Agreement.

6.     TERMINATION AND RESIGNATION

6.1    RESIGNATION

       The Account Bank may resign its appointment upon not less than 4 weeks' notice to the Issuer (with a copy to the Note Trustee), provided that:

       6.1.1 if such resignation would otherwise take effect less than 30 days before or after a Final Redemption Date or other date for redemption of the Notes or any Interest Payment Date in relation to the Notes, it shall not take effect until the thirtieth day following such date; and

       6.1.2 such resignation shall not take effect until a successor has been duly appointed consistently with Clause 6.5 (Successor Account Bank) or Clause 6.6 (Account Bank may appoint Successors).

6.2    TERMINATION

       The Issuer may (with the prior written approval of the Note Trustee) revoke its appointment of the Account Bank by not less than 30 days' notice to the Account Bank (with a copy, to the Note Trustee). Such revocation shall not take effect until a successor, previously approved in writing by the Note Trustee, has been duly appointed consistently with Clause 6.5 (Successor Account Bank) or Clause 6.6 (Account Bank may appoint Successors).

6.3    AUTOMATIC TERMINATION

       The appointment of the Account Bank shall terminate forthwith if an Insolvency Event occurs in relation to the Account Bank. If the appointment of the Account Bank is terminated in accordance with this provision, the Issuer shall forthwith appoint a successor in accordance with Clause 6.5 (Successor Account Bank).

6.4    QUALIFIED INSTITUTION

       In the event that the Account Bank ceases to be a Qualified Institution, the Account Bank shall immediately give notice of that fact to the Note Trustee and the Issuer. As soon as practicable thereafter and in any event within 30 days of such notice, the Account Bank shall transfer the closing credit balance of the Issuer Distribution Account, together with

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       all interest accrued on such balance up to but not including the date of transfer, to an appropriate successor account with a Qualified Institution, approved by the Note Trustee.

6.5    SUCCESSOR ACCOUNT BANK

       The Issuer may (with the prior written approval of the Note Trustee) appoint a successor Account Bank and shall forthwith give notice of any such appointment to the Note Trustee, whereupon the Issuer and the Note Trustee and the successor Account Bank shall acquire and become subject to the same rights and obligations between themselves as if they had entered into an agreement in the form of (and on the same terms as) this Agreement. Any successor Account Bank appointed by the Issuer shall be a Qualified Institution.

6.6    ACCOUNT BANK MAY APPOINT SUCCESSORS

       If the Account Bank gives notice of its resignation in accordance with Clause 6.1 (Resignation) and by the tenth day before the expiry of such notice a successor has not been duly appointed in accordance with Clause
       6.5 (Successor Account Bank), the Account Bank may itself, following such consultation with the Issuer as is practicable in the circumstances and with the prior written approval of the Note Trustee, appoint as its successor any Qualified Institution. The Account Bank shall give notice of such appointment to the Issuer and the Note Trustee whereupon the Issuer and the Note Trustee and such successor shall acquire and become subject to the same rights and obligations between themselves as if they had entered into an agreement in the form of (and on the same terms as) this Agreement.

6.7    MERGER

       6.7.1 Successor through merger: Any legal entity into which the Account Bank is merged or converted or any legal entity resulting from any merger or conversion to which such the Account Bank is a party shall, to the extent permitted by applicable law, be the successor to the Account Bank without any further formality.

       6.7.2 Rights and obligations upon merger: In the event of such a merger or conversion the Issuer and the Note Trustee and such successor shall acquire and become subject to the same rights and obligations between themselves as if they had entered into an agreement in the form of (and on the same terms as) this Agreement.

       6.7.3 Notice of merger: Notice of any such merger or conversion shall forthwith be given by such successor to the Issuer and the Note Trustee.

7.     CHANGE OF NOTE TRUSTEE OR ACCOUNT BANK

7.1 If there is any change in the identity of the Note Trustee in accordance with the terms of the Arran Funding Note Trust Deed, or a change in the identity of the Account Bank other than in terms of Clause 6.7 (Merger), the parties hereto or any of them as appropriate shall execute such documents and take such actions as the new Note Trustee or Account Bank and the outgoing Note Trustee or Account Bank may require for the

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       purpose of vesting in the new Note Trustee or Account Bank the rights and obligations of the outgoing Note Trustee or Account Bank, and releasing the outgoing Note Trustee or Account Bank from its future obligations under this Agreement.

7.2 In the event of any termination under Clause 6 (Termination and Resignation) the Account Bank shall take reasonable steps (for a period of no longer than 3 months after such termination) to assist the other parties hereto to effect an orderly transition of the Issuer's banking arrangements.

8.     COSTS

       The Issuer agrees to pay the proper costs (including proper legal costs and expenses) of the Account Bank and of the Note Trustee in connection with the negotiation of this Agreement and the establishment of the Account and the negotiation and execution of any further documents and the taking of any further action to be executed or taken pursuant to Paragraph 8 (Confidentiality) of Schedule 2 (Common Terms) of the Master Framework Agreement.

IN WITNESS WHEREOF the parties hereto have signed and executed this Agreement on the day and year first above written.

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                                  SCHEDULE 1
                                 BANK MANDATE
             (ARRAN FUNDING LIMITED - ISSUER DISTRIBUTION ACCOUNT)

At a duly constituted meeting of the Board of Directors of Arran Funding Limited (the "COMPANY") held at the registered office of the Company on [*] 2005.

IT WAS RESOLVED that:

1. The Company ratify the opening of the account number [*] sort code 16-10-28 in the name of the Company designated the "Arran Funding Limited - Series [*] Issuer Distribution Account" (the "ISSUER DISTRIBUTION ACCOUNT") held with The Royal Bank of Scotland International Limited (the "ACCOUNT BANK" for the purpose of this mandate) at Royal Bank House, 71 Bath Street, St. Helier, Jersey JE4 8PJ and that the Issuer Distribution Account be used as an account for the benefit of the Company.

2. Terms defined in the Series 2005-A Issuer Distribution Account Bank Agreement entered into on or about [*] 2005 between the Company, The Bank of New York, London Branch (the "NOTE TRUSTEE") and the Account Bank (the "ISSUER DISTRIBUTION ACCOUNT BANK AGREEMENT") have the same meanings herein, unless otherwise defined herein or as the context otherwise requires.

3. In relation to the Issuer Distribution Account, the Account Bank is hereby authorised to honour and comply with all cheques, drafts, bills, payments by way of the Clearing House Automated Payment System, promissory notes, acceptances, negotiable instruments and orders expressed to be drawn, accepted made or given and all directions in writing in respect of the Issuer Distribution Account opened pursuant to the Issuer Distribution Account Bank Agreement, PROVIDED THAT any such cheques, bills, promissory notes, acceptances, negotiable instruments, directions, orders and/or endorsements are signed by any of the persons whose names and specimen signatures are set out in the schedule attached to these Resolutions including any of the authorised signatories of the Delegate OR THAT any directions or orders are received by the Account Bank by means of secure facsimile transmission that includes the signal number authentication code supplied to the Issuer or its Delegate.

4. Notwithstanding Resolution 3 above, the Account Bank be and is hereby instructed to act on any advice contained in a secure facsimile transmission that includes the signal number authentication code with respect to the debiting and crediting of monies from and to the Issuer Distribution Account unless notified otherwise in writing by the Company.

5. The mandates given to the Account Bank by virtue of these resolutions shall, subject as provided in Resolution 6 below, remain in force, unless and until the Account Bank has received from the Note Trustee notice to the contrary (the "NOTE TRUSTEE'S NOTICE").

6. If the Account Bank has received the Note Trustee's Notice, any instruction or other direction referred to in Resolution 3 as it relates to amounts in the Issuer Distribution Account in respect of the Series shall be signed by or on behalf of the Note Trustee or

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       any substitute administrator or by the person or persons specified by the Note Trustee in the Note Trustee's Notice or as otherwise agreed or directed by the Note Trustee hereafter.

7. The Account Bank be supplied with the list of names of Directors, the Secretary and other officers of the Company and of the Delegate and the Account Bank be and is hereby authorised to act on any information given by a Director or the Secretary of the Company or of the Delegate (as the case may be) as to any changes therein.

8. These Resolutions be communicated to the Account Bank and remain in force until an amending Resolution shall be passed by the Board of Directors of the Company with the prior written consent of the Note Trustee and a copy thereof and of such consent, certified by any one of the Directors or the Secretary, shall be received by the Account Bank.

I hereby certify the above to be a true extract from the Minutes of the said Meeting.

...........................
Director

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                                   SCHEDULE
                              LIST OF SIGNATORIES

NAMES                                                        SPECIMEN SIGNATURE

Helen Grant

Louise Kerhoat

Gareth Paul Essex-Cater

Lynn Cleary

Please see attached Mourant & Co Standard Signatory List

                                EXECUTION PAGES

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EXECUTED as a deed by                  )
ARRAN FUNDING LIMITED                  )
by one of its directors:               )
in the presence of:                    )

Process Agent:

Clifford Chance Secretaries Limited
10 Upper Bank Street
Canary Wharf
London E14 5JJ

EXECUTED as a deed by                  )
THE ROYAL BANK OF SCOTLAND             )
INTERNATIONAL LIMITED                  )
by its authorised signatory            )
in the presence of:                    )

Process Agent:

Clifford Chance Secretaries Limited
10 Upper Bank Street
Canary Wharf
London E14 5JJ

EXECUTED as a deed
by                                     )
acting as attorney-in-fact             )
for and on behalf of                   )
THE BANK OF NEW YORK                   )
In the presence of:                    )
Signature of witness                   )
Name of witness
Address:
Occupation:

Process Agent:

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Clifford Chance Secretaries Limited
10 Upper Bank Street
Canary Wharf
London E14 5JJ

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